UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2021

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 22, 2021, Silicon Laboratories Inc., a Delaware corporation (“Silicon Laboratories”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), pursuant to which Skyworks agreed to acquire certain assets, rights, and properties, and assume certain liabilities, comprising Silicon Laboratories’ infrastructure and automotive business for a purchase price of $2,750,000,000 in cash. The acquisition was completed pursuant to the terms of the Purchase Agreement, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2021 and is incorporated herein by reference.

The foregoing description of the transactions is qualified in its entirety by the full text of the Purchase Agreement (a copy of which is incorporated herein by reference).

The press release announcing the completion of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On July 26, 2021, Silicon Laboratories issued a press release announcing the events discussed in Item 2.01 above, the text of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on Silicon Laboratories’ current expectations. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “plan,” “project,” “will” and similar phrases as they relate to Silicon Laboratories are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Laboratories and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the timing and scope of anticipated share repurchases and/or dividends; the impact of COVID-19 on the U.S. and global economy, including the restrictions on travel and transportation and other actions taken by governmental authorities and disruptions to the business of Silicon Laboratories’ customers or Silicon Laboratories’ global supply chain that have occurred or may occur in the future, the ongoing impact of COVID-19 on Silicon Laboratories’ employees and Silicon Laboratories’ ability to provide services to Silicon Laboratories’ customers and respond to their needs; risks that Silicon Laboratories may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing Silicon Laboratories’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Laboratories may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Laboratories’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest; debt-related risks; capital-raising risks; the competitive and cyclical nature of the semiconductor industry; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Laboratories’ products and its networks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. The level of share repurchases and/or dividends depends on market conditions and the level of other uses of cash. Silicon Laboratories disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

2.1	Asset Purchase Agreement dated April 22, 2021 between Silicon Laboratories Inc. and Skyworks Solutions, Inc. (filed as Exhibit 2.1 to the Form 8-K filed on April 22, 2021)

99.1	Press Release of Silicon Laboratories Inc. dated July 26, 2021 entitled “Silicon Labs Completes Divestiture of Industrial & Automotive Business”

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and other similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and other similar attachments upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

July 26, 2021	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)